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                                                                    EXHIBIT 32.1

[AGCO LOGO]



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                        OF 2002 (18 U.S.C. Section 1350)

         The undersigned, as the chief executive officer of AGCO Corporation, certifies that the Annual Report on Form 10-K for the period ended December 31, 2003, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of AGCO Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

         Dated this 15th day of March, 2004.


                                          /s/ Robert J. Ratliff
                             -----------------------------------------------
                                            Robert J. Ratliff
                             Chairman, President and Chief Executive Officer